UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023

PAYSIGN, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38623	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2615 St. Rose Parkway

Henderson, Nevada 89052

(Address of principal executive offices) (Zip Code)

(702) 453-2221

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PAYS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2023, we held our annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, our stockholders approved the Paysign Inc. 2023 Equity Incentive Plan (the “2023 Plan”), which replaces the 3Pea International, Inc. 2018 Incentive Compensation Plan (the “Prior Plan”). Outstanding awards granted under the Prior Plan will continue to be governed by the terms of the Prior Plan but no awards may be made under the Prior Plan after the effective date of the 2023 Plan. Under the 2023 Plan, 5,000,000 shares of our common stock will be reserved and available for delivery at any time during the term of the 2023 Plan. Officers, directors, employees, and consultants who provide services to us or any subsidiary are eligible to participate in the 2023 Plan.

A description of the material terms of the 2023 Plan was included in our Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2023, and mailed to our stockholders commencing on or about March 31, 2023 in connection with the Annual Meeting (the “Proxy Statement”), and is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K. The foregoing summary is qualified in its entirety by reference to the full text of the 2023 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference

Item 5.07.       Submission of Matters to a Vote of Security Holders.

On May 5, 2023, we held the Annual Meeting to consider and vote upon the following proposals: (1) the election of directors to hold office until the 2024 annual meeting of our stockholders; (2) the approval of the 2023 Plan; and (3) the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see our definitive Proxy Statement.

Proposal 1:       Election of Directors

The director nominees listed below were elected as directors to hold office until the 2024 annual meeting of our stockholders based on the following vote:

Name	For	Withheld	Broker Non-Votes
Mark R. Newcomer	33,456,789.00	334,103.18	627,431.00
Matthew Lanford	33,649,592.00	141,300.18	627,431.00
Joan M. Herman	33,411,602.00	379,290.18	627,431.00
Dan R. Henry	28,224,408.00	5,566,484.18	627,431.00
Bruce Mina	31,142,051.00	2,648,841.18	627,431.00
Jeffrey B. Newman	33,768,224.00	22,668.18	627,431.00
Dennis Triplett	32,964,802.00	826,090.18	627,431.00

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Proposal 2:       Approval of the 2023 Equity Incentive Plan

The 2023 Plan was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
32,968,270.00	792,827.00	29,795.18	627,431.00

Proposal 3:       Ratification of the Appointment of Independent Registered Public Accounting Firm

Moss Adams LLP was ratified as our independent registered public accounting firm for our fiscal year ending December 31, 2023 based on the following vote:

For	Against	Abstain	Broker Non-Votes
34,388,909.00	9,398.00	20,016.18	0.00

Item 9.01       Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Paysign, Inc. 2023 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYSIGN, INC.
Date: May 9, 2023	By: /s/ Mark Newcomer
Mark Newcomer, Chief Executive Officer

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